                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

                 Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL,FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
                  14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              VENTIV HEALTH, INC.
               (Name of Registrant as Specified In Its Charter)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Feecomputed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Checkbox if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

Notes:
Reg. (S) 240.14a-101.
SEC 1913 (3-99)

                              VENTIV HEALTH, INC.
                              200 Cottontail Lane
                              Vantage Court North
                          Somerset, New Jersey 08873

                               -----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD JUNE 19, 2002

                               -----------------

                                                                   May 16, 2002

To Our Stockholders:

   You are cordially invited to attend the 2002 Annual Meeting of Stockholders of Ventiv Health, Inc. (the "Company") to be held at the Company's offices at 200 Cottontail Lane, Vantage Court North, Somerset, NJ, 08873 on June 19, 2002, at 3:00 p.m., local time, for the following purposes:

    1. To elect seven (7) directors of the Company;

    2. To transact such other business as may properly come before the meeting.

   Only stockholders of record at the close of business on May 3, 2002 will be entitled to notice of, and to vote at, the meeting.

   YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE FILL IN, SIGN, DATE AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE.

   IF YOU DO NOT PLAN TO ATTEND THE ANNUAL MEETING, PLEASE MARK THE APPROPRIATE BOX ON YOUR PROXY CARD. AN ADMISSION CARD IS INCLUDED IF YOU ARE A STOCKHOLDER OF RECORD. IF YOUR SHARES ARE HELD IN STREET NAME, AN ADMISSION CARD IN THE FORM OF A LEGAL PROXY WILL BE SENT TO YOU BY YOUR BROKER. IF YOU DO NOT RECEIVE THE LEGAL PROXY IN TIME, YOU WILL BE ADMITTED TO THE ANNUAL MEETING BY SHOWING YOUR MOST RECENT BROKERAGE STATEMENT VERIFYING YOUR OWNERSHIP OF COMMON STOCK AS OF THE RECORD DATE.

                                          By Order of the Board of Directors,

                                          John R. Emery
                                          Secretary

                              VENTIV HEALTH, INC.
                              200 Cottontail Lane
                              Vantage Court North
                          Somerset, New Jersey 08873

                               -----------------

                        ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD JUNE 19, 2002

                               -----------------

                                PROXY STATEMENT

                               -----------------

                              GENERAL INFORMATION

Proxy Solicitation

   This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Ventiv Health, Inc. for use at the 2002 Annual Meeting of Stockholders to be held at the Company's offices at 200 Cottontail Lane, Vantage Court North, Somerset, NJ, 08873 on June 19, 2002, at 3:00 p.m., local time. The purpose of the meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting.

   The Company is mailing its Annual Report to Stockholders for the year ended December 31, 2001, along with this Proxy Statement and the enclosed proxy. The 2002 Annual Report to Stockholders does not form any part of the materials for the solicitation of proxies.

   The Company will pay the cost of all proxy solicitations. In addition to the solicitation of proxies by mail, officers and other employees of the Company and its subsidiaries may solicit proxies by personal interview, telephone, telecopy and telegram. None of these individuals will receive compensation for such services, which will be performed in addition to their regular duties. Also, the Company has made arrangements with brokerage firms, banks, nominees and other fiduciaries to forward proxy solicitation material for shares held of record by them to the beneficial owners of such shares. The Company will reimburse such persons for their reasonable out-of-pocket expenses in forwarding such material.

   This Proxy Statement and the enclosed proxy are first being mailed to the Company's stockholders on or about May 17, 2002.

Voting and Revocability of Proxies

   A proxy for use at the meeting and a return envelope are enclosed. Shares of common stock of the Company, par value $0.001 per share, outstanding as of the record date for the meeting and represented by a properly executed proxy, if such proxy is timely received and not revoked, will be voted at the meeting in accordance with the instructions indicated in such proxy. If no such instructions are indicated, such shares will be voted "FOR" the election of the seven nominees for director named in the proxy. For purposes of determining the number of votes with respect to the other matters submitted to stockholders, only those cast "FOR" or "AGAINST" are included. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the meeting. Discretionary authority is provided in the proxy as to any matters not specifically referred to therein. Except for the matters discussed in this Proxy Statement and reflected in the proxy, management is not aware of any other matters which are likely to be brought before the meeting. If any such matters properly come before the meeting, however, the persons named in the proxy are fully authorized to vote thereon in accordance with their judgment and discretion.

   A stockholder who has given a proxy may revoke it at any time prior to its exercise at the meeting by (1) giving written notice of revocation to the Secretary of the Company, (2) properly submitting to the Company a duly executed proxy bearing a later date or (3) voting in person at the meeting. All written notices of revocation or other communications with respect to revocation of proxies should be addressed as follows: Ventiv Health, Inc., c/o Ventiv Health U.S. Sales, LLC at 200 Cottontail Lane, Vantage Court North, Somerset, NJ, 08873, Attention: Corporate Secretary.

Voting Procedures

   All holders of record of the Company's Common Stock at the close of business on May 3, 2002 will be eligible to vote at the 2002 Annual Meeting. Each holder of Common Stock is entitled to one vote on each matter properly brought before the meeting for each share held by such stockholder on the record date. As of the close of business on May 3, 2002, there were 22,992,397 shares of Common Stock outstanding. Only shares that are voted in favor of a particular nominee will be counted toward such nominee's achievement of a majority, except that the accompanying proxy will be voted for the seven nominees in the absence of instructions to the contrary. Consequently, shares present at the meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee (including broker non-votes) will not be counted toward such nominee's achievement of a majority.

   The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock entitled to vote at the meeting will constitute a quorum for the transaction of business. Votes cast in person or by proxy, abstentions and broker non-votes (as hereinafter defined) will be tabulated by the inspectors of election and will be considered in the determination of whether a quorum is present at the meeting. At all meetings of the stockholders at which a quorum is present, all matters are decided by the vote of the holders of a majority of the shares entitled to vote thereat present in person or by proxy.

   The inspectors of election will treat shares represented by executed proxies that abstain from voting as shares that are present and entitled to vote for purposes of determining whether a matter is approved. If, with respect to any shares of Common Stock, a broker or other nominee submits a proxy indicating that instructions have not been received from the beneficial owners or the persons entitled to vote, and that such broker or other nominee does not have discretionary authority to vote such shares (a "broker non-vote") on a proposal, those shares will not be treated as present and entitled to vote at the meeting for purposes of determining whether a proposal is approved at the meeting.

Voting of Proxies

   Stockholders are requested to complete, date, sign and promptly return the accompanying form of proxy in the enclosed envelope. Shares of Common Stock represented by properly executed proxies received by the Company and not revoked will be voted at the meeting in accordance with the instructions contained therein. If instructions are not given, proxies will be voted "FOR" election of each nominee for director named herein. For purposes of determining the number of votes cast with respect to the matters presented to the stockholders at the meeting other than the election of directors, only those cast "FOR" or "AGAINST" are included. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the meeting.

                             ELECTION OF DIRECTORS

Nominees for Election as Directors

   The Certificate of Incorporation and Bylaws of the Company provide that directors shall be elected at each annual meeting of the Company's stockholders. The number of directors constituting the full Board of Directors currently is fixed at eight (8) directors, with one (1) position vacant.

   Seven (7) nominees are named in this Proxy Statement. If elected, each of the directors will serve for a one-year term expiring at the 2003 Annual Meeting or at the earlier of his resignation or removal. The Board of Directors has nominated the seven (7) incumbent directors for election to the Board:
Daniel M. Snyder, Eran Broshy, Mortimer B. Zuckerman, Fred Drasner, A. Clayton Perfall, Donald Conklin and John R. Harris.

   Approval of the election of each of the nominees as directors of the Company requires the affirmative vote of a majority of the votes cast at the Annual Meeting. The persons named in the enclosed form of proxy have advised that, unless contrary instructions are received, they intend to vote "FOR" the seven
(7) nominees named by the Board of Directors.

   The Board of Directors expects that all of the nominees will be available for election as a director. However, if by reason of an unexpected occurrence one or more of the nominees is not available for election, the persons named in the form of proxy have advised that they will vote for such substitute nominees as the Board of Directors of the Company may propose. The following information is as of May 1, 2002.

Name and present position,     Age, period served as director, other business experience
if any, with the Company       during the last five years and family relationships, if any
--------------------------     -----------------------------------------------------------
Daniel M. Snyder,
  Chairman of the Board....... Daniel M. Snyder, 37, has served as the Co-Chairperson and, since October 2001, the Chairman of the Board of Directors of the
                               Company since Ventiv's separation from Snyder
                               Communications, Inc. in September 1999. Mr. Snyder is the
                               Owner and Chairman of the Washington Redskins football team.
                               Mr. Snyder was Chairman and a founder of Snyder
                               Communications, Inc. and served as Chief Executive Officer of
                               Snyder and its predecessors from 1987 to September 2000.


Eran Broshy,
  Director and Chief Executive
  Officer.....................
                               Eran Broshy, 43, has served as a director and the Chief Executive
                               Officer of the Company since Ventiv's separation from Snyder
                               Communications, Inc. in September 1999. Mr. Broshy served as the practice leader of the North American healthcare consulting practice of the Boston Consulting Group from 1991 to 1998.
                               From 1998 to 1999, Mr. Broshy served as President and Chief
                               Executive Officer of Coelacanth Corporation, a privately-held biotechnology company.


Name and present position, Age, period served as director, other business experience
if any, with the Company   during the last five years and family relationships, if any
-------------------------- -----------------------------------------------------------
  Mortimer B. Zuckerman,
    Director.............. Mortimer B. Zuckerman, 64, has been a director of the Company since September 1999. Mr. Zuckerman has served as the
                           Chairman of Boston Properties, Inc., a national real estate development and management company, since 1970. He also
                           serves as Chairman of U.S. News & World Report, L.P. and
                           Editor-in-Chief of U.S. News & World Report, Chairman of
                           Daily News, L.P. and Co-Publisher of the New York Daily News,
                           and Chairman of the Board of Directors of Applied Graphics
                           Technologies, Inc.


  Fred Drasner,
    Director.............. Fred Drasner, 59, has been a director of the Company since
                           September 1999. Mr. Drasner has been Chief Executive Officer of Daily News, L.P. and Co-Publisher of the New York Daily
                           News, since 1993. Mr. Drasner also serves as the co-Chairman of
                           U.S. News & World Report, Chairman of Applied Graphics
                           Technologies, Inc., and Chairman and Chief Executive Officer of
                           Applied Printing Technologies.


  A. Clayton Perfall,
    Director.............. A. Clayton Perfall, 43, has been a director of the Company since
                           Ventiv's separation from Snyder Communications, Inc. in
                           September 1999. He currently serves as Chief Executive Officer of AHL Services, Inc. a non-pharmaceutical, outsourced sales and marketing company. Prior to taking this position in October 2001,
                           Mr. Perfall served as Chief Executive Officer of Convergence
                           Holdings, Corp. Prior to taking this position in January 2001,
                           Mr. Perfall served as the Chief Financial Officer and a director of
                           Snyder Communications, Inc. from 1996 to September 2000.
                           Prior to joining Snyder Communications, Inc., Mr. Perfall spent fifteen years with Arthur Andersen LLP.


  Donald Conklin,
    Director.............. Donald Conklin, 65, has been a director of the Company since
                           September 1999. Prior to joining the Company's Board,
                           Mr. Conklin worked for 37 years with Schering-Plough
                           Corporation. He was President of the worldwide pharmaceutical operations for 10 years and Chairman of its Health Care Products division for two years. Mr. Conklin is a member of the Boards of
                           Directors of Biotransplant, Inc., Vertex Pharmaceuticals, Inc. and
                           Alfa Cell, Inc.


Name and present position, Age, period served as director, other business experience
if any, with the Company   during the last five years and family relationships, if any
-------------------------- -----------------------------------------------------------
     John R. Harris,
       Director........... John R. Harris, 53, has been a director of the Company since May
                           2000. Mr. Harris is the President and Chief Executive Officer of
                           ExoLink Corporation, a leading provider of retail energy
                           transaction management services for the deregulating energy market. Prior to joining ExoLink Corporation, Mr. Harris was the
                           Chairman and Chief Executive Officer of Ztango.com, a provider of wireless Internet software and solutions for e-companies, wireless network operators and corporations. Prior to joining
                           Ztango.com in 1999, Mr. Harris spent 25 years with Electronic
                           Data Systems, during which he held a variety of executive
                           leadership positions encompassing sales, marketing, strategy and operations, including his final position as Corporate Vice
                           President, Marketing & Strategy. Mr. Harris is a member of the
                           Board of Directors of Applied Graphics Corporation, World
                           Commerce Online and Genuity, Inc.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS OF THE COMPANY VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES TO SERVE AS DIRECTORS OF THE COMPANY FOR THE TERM INDICATED.

Compensation of Directors

   In May 2000, John R. Harris received options to purchase 50,000 shares of Common Stock. Mr. Harris's option grant vests at a rate of 25% per year on the anniversary of the grant date, provided that he is still a member of the Board of Directors of the Company on the applicable vesting date. In addition, this option grant fully vests upon a change of control. In addition, Donald Conklin and John Harris receive compensation of $25,000 per annum plus the sum of $1,000 per meeting attended.

Board of Directors and Committees of the Board

   The Board of Directors held 8 meetings during 2001. The average aggregate attendance of directors at Board and Committee meetings was over 90%. No director attended fewer than 50% of the aggregate of the total of Board and Committee meetings during the past year.

   The Board of Directors currently has a standing Audit Committee and a standing Compensation Committee, which convened regularly during 2001.

  Compensation Committee

   The Compensation Committee, which was established in September 1999, currently consists of Messrs. Drasner and Conklin. The Compensation Committee is responsible for approving compensation arrangements for executive management, reviewing compensation plans relating to officers of the Company and its subsidiaries, grants of options and other benefits under the Company's Stock Incentive Plan and reviewing generally the Company's employee compensation policy. During 2001, the Compensation Committee held 4 meetings.

  Audit Committee

   The Audit Committee, which was established in September 1999, currently consists of Messrs. Conklin, Harris and Perfall (Chairman). The Committee assists the Board of Directors in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process, including the selection of the Company's outside auditors and the review of the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, the Company's systems of internal accounting and financial controls, and the annual independent audit of the Company's financial statements.

   The Audit Committee held four meetings during the last fiscal year. All members of the Audit Committee are ''independent'' under the Nasdaq rules applicable to the Company.

   The information contained in this proxy statement with respect to the Audit Committee charter and the independence of the members of the Audit Committee shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

Indemnification

  Limitation of Liability of Directors

   Section 145 of the Delaware General Corporation Law permits the indemnification of directors, officers, employees and agents of a Delaware corporation. The Company's by-laws provide that the Company shall indemnify its directors and officers to the fullest extent permitted by the Delaware General Corporation Law. As permitted by the Delaware General Corporation Law, the Company's certificate of incorporation also limits the liability of directors of the Company for damages in derivative and third party lawsuits for breach of a director's fiduciary duty except for liability:

   . for any breach of the director's duty of loyalty to the Company or its stockholders;

   . for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

   . for unlawful payments of dividends or unlawful stock purchases or redemptions as provided in Section 174 of the Delaware General Corporation Law; or

   . for any transaction for which the director derived improper personal benefit.

   The limitation of liability applies only to monetary damages and, presumably, would not affect the availability of equitable remedies such as injunction or rescission. The limitation of liability applies only to the acts or omission of directors as directors and does not apply to any such act or omission as an officer of the Company or to any liabilities imposed under federal securities law.

  Insurance

   Pursuant to a contract of insurance for the period beginning January 1, 2002 and ending on January 1, 2003, with Federal Insurance, 15 Mountainview Road, Warren, New Jersey, 07061, the Company maintains a $10,000,000 directors' and officers' indemnification insurance policy providing indemnification for certain of the Company's directors, officers, affiliates, partners and employees for certain liabilities. The annual premium for such insurance is $270,000. In addition, pursuant to an additional contract of insurance for the same such period with National Union Fire Insurance Company of Pittsburgh, Pennsylvania, 70 Pine Street, New York, New York 10270, the Company maintains a $10,000,000 directors' and officers' indemnification insurance policy providing indemnification in excess of the Federal policy for certain of the Company's directors, officers, affiliates, partners and employees for certain liabilities for an additional annual premium of $190,000. During 2001, no payments were received under the Company's indemnification insurance.

                            AUDIT COMMITTEE REPORT

   The following is the report of the Ventiv Health, Inc. Audit Committee with respect to the Company's audited financial statements for the year ended December 31, 2001:

Review with Management

   The Committee has reviewed and discussed Ventiv Health, Inc.'s audited financial statements with management.

Review and Discussions with Independent Auditors

   The Committee has discussed with Arthur Andersen LLP, Ventiv Health, Inc.'s independent auditors for 2001, the matters required to be discussed under Statement of Auditing Standards No. 61, "Communications with Audit Committees" (as promulgated by the AICPA) regarding the auditor's judgments about the quality of the Company's accounting principles as applied in its financial reporting.

   The Committee has also received disclosures and the letter from Arthur Andersen LLP required by Independence Standards Board Standard No. 1 "Independence Discussions with Audit Committees" and has discussed with Arthur Andersen LLP their independence.

Conclusion

   Based on the review and discussions referred to above, the Committee recommended to the Company's Board of Directors that its audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors

Donald Conklin
John R. Harris
A. Clayton Perfall (Chairman)

   The information contained in the foregoing report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

                            EXECUTIVE COMPENSATION

Summary Compensation Table

   The following table sets forth information in respect of the compensation of the Chief Executive Officer, and the other four most highly compensated executive officers of the Company for fiscal years 2001, 2000 and 1999, where applicable.

                          SUMMARY COMPENSATION TABLE

                                                                          Long-Term
                                         Annual Compensation         Compensation Awards
                                    ------------------------------ -----------------------
                                                                   Restricted  Securities   All Other
                                                      Other Annual   Stock     Underlying  Compensation
Name and Principal Position(s) Year  Salary   Bonus   Compensation  Award(s)  Options/SARs  (c)(d)(e)
------------------------------ ---- -------- -------- ------------ ---------- ------------ ------------
  Eran Broshy(1).............. 2001 $425,000       --                      --        --
   Chief Executive Officer     2000 $425,000       --                      --        --
     and Director              1999 $225,890 $ 75,000              $2,500,000   503,938

  John R. Emery(2)............ 2001 $102,082       --                      --   200,000
   Chief Financial Officer

  Patrick Fourteau(3)......... 2001 $277,425       --                      --    82,000
   President,                  2000 $257,308 $ 80,000              $  300,000    50,000
   Ventiv Worldwide Sales

  Leonard J. Vicciardo(4)..... 2001 $273,000 $181,500                      --    52,000
   President,                  2000 $270,900 $ 66,000                      --        --
   Health Products Research    1999 $ 258400 $150,000              $  200,000    75,000

  Douglas E. Langeland(5)..... 2001 $177,917       --                      --    42,000
   President, VIS              2000 $ 62,329 $ 61,250                      --    22,000

  Gregory S. Patrick(6)....... 2001 $ 24,692       --                      --        --
                               2000 $250,000       --                      --        --
                               1999 $ 83,562 $ 40,000              $1,000,000   251,969

  William C. Pollock(7)....... 2001 $183,531 $174,460                      --        --
                               2000 $289,000 $ 63,580                      --        --
                               1999 $275,000 $158,125              $  500,000    50,000

--------
(1) Mr. Broshy joined Ventiv Health, Inc. in June 1999. Of the 314,961 shares awarded to Mr. Broshy pursuant to his restricted stock award, 188,976 shares, representing sixty percent of Mr. Broshy's restricted shares of Common Stock, having a market value of $691,652 as of December 31, 2001, had vested as of September 27, 2001. The balance of 125,985 shares representing the remaining forty percent of such restricted shares will vest in equal installments over the next two years.
(2) Mr. Emery joined the Company in August 2001. Had Mr. Emery been employed by Ventiv Health, Inc. since the beginning of 2001, he would have received an annual salary of $270,000.
(3) Mr. Fourteau joined Ventiv Health, Inc. in January 2000 as President,
    Ventiv European Sales. Had Mr. Fourteau been employed by Ventiv Health,
    Inc. since the beginning of 2000, he would have received an annual salary of $270,000. Mr. Fourteau was awarded 29,448 shares of restricted stock on January 24, 2000. Of the 29,448 shares awarded to Mr. Fourteau pursuant to his restricted stock award, 7,362 shares, representing twenty-five percent of Mr. Fourteau's restricted shares of Common Stock, having a market value of $26,945 as of December 31, 2001, had vested as of January 24, 2001. The balance of 22,086 shares, representing seventy-five percent of such restricted shares will vest in equal installments over the next three years.

(4) Mr. Vicciardo joined Health Products Research, Inc. in November 1998. Of the 25,197 shares awarded to Mr. Vicciardo pursuant to his restricted stock award on September 27, 1999, 17,639 shares representing fifty-five percent of Mr. Vicciardo's restricted shares of Common Stock, having a market value of $64,559 as of December 31, 2001, had vested as of September 27, 2001. The balance of 7,558 shares representing the remaining thirty percent of such restricted shares will vest in equal installments over the next two years.
(5) Mr. Langeland joined Ventiv Health in August 2000. Had Mr. Langeland been employed by Ventiv Health, Inc. since the beginning of 2000, he would have received an annual salary of $175,000.
(6) Mr. Patrick joined the Company in September 1999. Of the 125,984 shares awarded to Mr. Patrick pursuant to his restricted stock award on September 27, 1999, 69,292 shares representing fifty-five percent of Mr. Patrick's restricted shares of Common Stock, having a market value of $870,481 as of December 31, 2000, had vested as of September 27, 2000. Subsequent to December 31, 2000, as announced in a press release on February 15, 2001, Mr. Patrick resigned as the Company's Chief Financial Officer. Consequently, the unvested portion of his restricted shares (56,692 shares) was cancelled.
(7) Of the 62,992 shares awarded to Mr. Pollock pursuant to his restricted stock award, 41,733 shares representing sixty-six percent of Mr. Pollock's restricted shares of Common Stock, having a market value of $152,743 as of December 31, 2001, had vested as of September 27, 2001. In August of 2001, Mr. Pollock's employment with Ventiv Health, Inc. was terminated. Consequently, the unvested portion of his restricted shares (21,259 shares) was cancelled.
(8) Options to purchase Common Stock vest at a rate of 25% per year on each anniversary of the grant date, provided the employee is still employed by the Company on the applicable vesting date.

Option Grants in Fiscal 2001

   The following table sets forth information with respect to option grants during fiscal 2000 to the individuals named in the Summary Compensation Table pursuant to the 1999 Stock Incentive Plan.

                              Annual Compensation


                                                                    Potential Realizable Value at
                    Securities   % of Total                            Assumed Annual Rates of
                    Underlying    options                             Stock Price Appreciation
                      Options    Granted to                                for Option Term
                      Granted     Employee    Exercise   Expiration -----------------------------
       Name        (# of shares)  in 2000   Price ($/Sh)    Date        5%($)          10%($)
------------------ ------------- ---------- ------------ ----------   ----------     ----------
Eran Broshy.......         --         --           --            --         --             --
John Emery........    200,000       17.6%      $ 9.99      8/9/2011 $3,254,531     $5,182,297
Patrick Fourteau..     12,000        1.1%      $12.56     1/29/2011 $  245,556     $  391,007
                       30,000        2.6%      $ 4.37     10/5/2011 $  213,548     $  340,040
                       40,000        3.5%      $ 2.62    11/28/2011 $  170,708     $  271,824
Leonard Vicciardo.     12,000        1.1%      $12.56     1/29/2011 $  245,556     $  391,007
                       40,000        3.5%        2.62    11/28/2011 $  170,708     $  271,824
Douglas Langeland.     12,000        1.1%      $12.56     1/29/2011 $  245,556     $  391,007
                       30,000        2.6%        2.62    11/28/2011 $  128,031     $  203,868
Gregory S. Patrick         --         --           --            --         --             --
William C. Pollock     25,000        2.2%      $12.56            --         --             --

   The following table sets forth information with respect to options exercised during fiscal 2001 to the individuals named in the Summary Compensation Table pursuant to the 1999 Stock Incentive Plan.

                                       Number of Securities      Value of Unexercised
                    Shares             Undrlying Unexercised         in-the-money
                   Acquired  Value    Options/SARs at Fiscal    Options/SARs at Fiscal
                      on    Realized         Year End                  Year End
Name               Exercise   ($)    Exercisable/Unexercisable Exercisable/Unexercisable
----               -------- -------- ------------------------- -------------------------
Eran Broshy.......      --        --             --                       --
John Emery........      --        --             --                       --
Patrick Fourteau..      --        --             --                       --
Leonard Vicciardo.      --        --             --                       --
Douglas Langeland.      --        --             --                       --
Gregory S. Patrick  62,993  $500,007             --                       --
William C. Pollock  37,500  $297,656             --                       --

                      BENEFICIAL OWNERSHIP OF SECURITIES

   The following table sets forth certain information, to the knowledge of the Company, as of May 3, 2001 (except as otherwise noted), with respect to the beneficial ownership of the Common Stock by (i) each person known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) each director and nominee for director, (iii) each of the executive officers of the Company named in the Summary Compensation Table under "Executive Compensation," and (iv) all directors and executive officers of the Company as a group.

                                                                 Number of Shares
                                                                  and Nature of
                                                                    Beneficial      Percent
Name of Beneficial Owner                                            Ownership     of Class(1)
------------------------                                         ---------------- -----------
Daniel M. Snyder(2).............................................    2,797,914        12.2%
Mortimer B. Zuckerman(3)........................................    1,646,016         7.2%
Fred Drasner(4).................................................      755,204         3.3%
A. Clayton Perfall(5)...........................................       25,000            *
Don Conklin(6)..................................................       12,500            *
John R. Harris(7)...............................................       12,500            *
Eran Broshy(8)..................................................      485,946         2.1%
Patrick Fourteau(9).............................................       44,724            *
Leonard J. Vicciardo(10)........................................       76,889            *
Douglas E. Langeland (11).......................................        8,500            *
Michele D. Snyder(12)...........................................    1,151,490         5.0%
The TCW Group(13)...............................................    3,069,522        13.4%
Mellon Financial Corporation(14)................................    2,838,159        12.3%
State of Wisconsin Investment Board(15).........................    2,164,000         9.4%
Boston Partners Asset Management LP(16).........................    1,281,246         5.6%
All directors and executive officers as a group (11 persons)(17)    5,865,193        25.5%

--------
  * Denotes less than 1%.
 (1) Based upon 22,992,397 shares of Common Stock outstanding as of May 3, 2002.
 (2) Includes 37,500 shares of common stock issuable upon exercise of options. The address for Daniel M. Snyder is 21300 Redskin Park Drive, Ashburn, Virginia 20147.
 (3) Consists of shares of common stock held by USN College Marketing, L.P. ("College Marketing") (a limited partnership of which USN College Marketing, Inc. ("USN Inc.") is the general partner and

     Fred Drasner is the sole limited partner) and attributable to USN Inc.'s general partnership interest in College Marketing. USN Inc. is owned one-third by Mortimer B. Zuckerman and two-thirds by the MBZ Trust of 1996, for which an outside person acts as the Trustee. Mr. Zuckerman is the sole director of USN Inc. Includes 211,537 shares of common stock owned by USN, Inc. subject to a forward purchase contract with an unaffiliated third party. The contract obligates the contracting party to deliver shares or cash on a pre-arranged settlement date. To the extent that the value of the common stock appreciates between the date of the contract and its settlement date, the number of shares or amount of cash that must be delivered on the settlement date is reduced pursuant to a formula contained in the contract. Prior to the settlement date, College Marketing retains voting and dividend rights with respect to the shares that are the subject of the contract. Does not include 355,104 shares held by College Marketing that are beneficially owned by Mr. Drasner. See Note 5. Also includes 25,000 shares of common stock issuable upon exercise of options. Mr. Zuckerman's address is 599 Lexington Avenue, Suite 1300, New York, New York 10022. The address of MBZ Trust of 1996 is c/o Boston Properties, 8 Arlington Street, Boston, Massachusetts 02116.
 (4) Consists of (i) 108,434 shares owned by Mr. Drasner in his individual capacity and over which he exercises sole voting and investment discretion, (ii) 355,104 shares beneficially owned by Mr. Drasner as limited partner in College Marketing and (iii) 266,666 shares beneficially owned by Mr. Drasner as a result of his ownership of F.D. Sutton, LLC ("Sutton") a limited liability company of which Mr. Drasner is the sole member. Also includes 25,000 shares of common stock issuable upon exercise of options.
 (5) Includes 25,000 shares of common stock issuable upon exercise of options.
 (6) Consists of options to purchase 12,500 shares of Ventiv common stock.
 (7) Consists of options to purchase 12,500 shares of Ventiv common stock.
 (8) Includes 251,970 shares of common stock issuable upon exercise of options and 188,976 shares of vested restricted stock.
 (9) Includes 28,000 shares of common stock issuable upon exercise of options and 14,724 shares of vested restricted stock.
(10) Includes 59,250 shares of common stock issuable upon exercise of options and 17,639 shares of vested restricted stock.
(11) Includes 8,500 shares of common stock issuable upon exercise of options.
(12) Includes 37,500 shares of common stock issuable upon exercise of options. Includes 92,816 shares subject to a forward purchase contract with unaffiliated third party. The contract obligates the contracting party to deliver shares or cash on a pre-arranged settlement date. To the extent that the value of the common stock appreciates between the date of the contract and the settlement date, the number of shares or amount of cash that must be delivered on the settlement date is reduced pursuant to a formula contained in the contract. Prior to the settlement date, Ms.
     Snyder or her affiliate described below retains voting and dividend rights with respect to the shares that are the subject of the contract. Pursuant to the contract, the settlement date is the third trading day following July 30, 2001. The address for Michele D. Snyder is c/o Ventiv Health, Inc., c/o Ventiv U.S. Sales LLC, 200 Cottontail Lane, Vantage Court North, Somerset, New Jersey, 08873.
(13) Ownership is as reported in Schedule 13G of the TCW Group, Inc. ("TCW") and is as of February 13, 2002. TCW's address is 865 South Figueroa
     Street, Los Angeles, California, 90017.
(14) Ownership is as reported in Schedule 13G of Mellon Financial Corporation ("Mellon") and is as of January 8, 2002. Mellon's address is One Mellon Center, Pittsburgh, Pennsylvania 15258.
(15) Ownership is as reported in Schedule 13G of State of Wisconsin Investment Board ("the Board") and is as of February 15, 2002. No known address.
(16) Ownership is as reported in Schedule 13G of Boston Partners, Inc. ("Boston") and is as of January 15, 2002. No known address.
(17) Includes 560,220 shares of common stock issuable upon exercise of options and 221,339 shares of vested, restricted stock.

            REPORT OF THE BOARD OF DIRECTORS OF VENTIV HEALTH, INC.
                           ON EXECUTIVE COMPENSATION

   In accordance with the rules of the Securities and Exchange Commission, the Board of Directors of the Company offers this report regarding its executive compensation policy and compensation program for the Chief Executive Officer and other executive officers of the Company in effect for 2001.

   This report, as well as the Performance Graph on page 15, including the information contained in this report, are not soliciting materials, are not deemed filed with the Securities and Exchange Commission and are not incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in any such filing.

   During 2001, the Board of Directors and the Compensation Committee established the general compensation policies of the Company and the specific compensation of its executive officers including its Chief Executive Officer. The Compensation Committee of the Board administered the Company's Stock Incentive Plan during 2001 for the Company's officers and key employees.

Executive Compensation Policy

   During 2001, in setting executive compensation, the objective of the Board of Directors was to attract, retain and motivate highly qualified employees and executive officers that contribute to growth in stockholder value over time. To accomplish this objective, the Board of Directors seeks to provide strong financial incentives to the Company's executive officers, at a reasonable cost to the Company and its stockholders. Compensation currently consists principally of salary, annual performance-based bonuses and stock options granted under the Company's Stock Incentive Plan. In establishing certain components of compensation, the Board of Directors seeks to provide the Company's executive officers with a strong financial incentive aligned with the business objectives and performance of the Company, thereby reflecting the interests of the Company's stockholders.

Executive Officer Compensation

   During 2001, the Company's compensation for its executive officers consisted principally of salary and bonus. In setting base salaries for 2001, the Board of Directors used a subjective evaluation process considering the officer's position, level and scope of responsibility, as well as the recommendations of management with respect to base salary for such executive officer. The Board of Directors also sought to set salaries at levels that, in the opinion of the members of the Board, approximate the salary levels for international health services providers that are comparable to the Company. In addition, all of the Company's executive officers have employment agreements that establish a base salary, subject to such increases as may be approved by the Board of Directors or the Compensation Committee of the Company. See "Executive Compensation--Executive Employment Contracts."

   Bonuses are awarded principally on the basis of the Company's performance during the period and on the Board of Director's assessment of the extent to which an executive officer contributed to the overall profitability of the Company or a particular operating division of the Company for a specific period. In awarding performance-based bonuses, the Board of Directors during 2001 sought to set such bonuses at a level that would provide executive officers eligible to receive such bonuses with a strong incentive to contribute to the success and profitability of the Company. During 2001, a total of $181,500 was earned in bonuses to the Chief Executive Officer, the Chief Financial Officer and the other three (3) most highly compensated executive officers of the Company, with no bonuses earned by and paid to the Chief Executive Officer and the Chief Financial Officer.

Executive Employment Contracts

   The Company has entered into employment agreements with each of the named officers below and on such terms and conditions as are described.

   Eran Broshy. On June 14, 1999, Snyder Communications, Inc. retained the services of Mr. Broshy as President of Snyder Communications, Inc.'s healthcare group. Under the terms of Mr. Broshy's employment agreement, which was assumed by the Company in connection with the spin-off from Snyder Communications, Inc., he initially received an annual base salary of $425,000. He is also eligible for an annual bonus award based on certain performance measures, which may not exceed $125,000.

   Under his employment agreement, the Company granted to Mr. Broshy 503,938 non-qualified options to purchase Common Stock at an exercise price equal to $7.9375, the closing price of Company Common Stock on the date of the spin-off. Mr. Broshy's options vest at the rate of 25% per year on each anniversary of the grant date, provided he is still employed by the Company on the applicable vesting date. Mr. Broshy's employment agreement also provides for a grant of an aggregate of $2,500,000 in restricted Common Stock, 20% of which vested on the distribution date and the remaining 80% vesting in equal increments over the next four years, provided he is still employed by the Company on the applicable vesting date. The restricted stock grant provided for in his employment agreement will prohibit Mr. Broshy from transferring any of his Common Stock for a period of four years after the distribution date. The agreement provides that upon a "change in control" of the Company, the vesting of both the stock options and restricted stock will accelerate so that Mr. Broshy's options and restricted stock would be fully vested. For purposes of his employment agreement, "change in control" means any sale, transfer or other disposition of all or substantially all of the assets of the Company or the consummation of a merger or consolidation of the Company which results in the Company's stockholders immediately prior to such transaction owning, in the aggregate, less than a majority of the surviving entity. Furthermore, Mr. Broshy's employment agreement provides that he may borrow up to $500,000 from the Company exclusively for the purchase of Common Stock. In September 1999, Mr. Broshy borrowed these funds for the purchase of 45,000 shares of the Company's Common Stock, subject to the terms of a promissory note dated September 30, 1999 and payable on September 30, 2003.

   John R. Emery. Ventiv Health, Inc. entered into an employment with John R. Emery on August 13, 2001. Mr. Emery's initial base salary under his employment agreement is $270,000. The Company granted him options to purchase 200,000 shares of common stock at an exercise price of $9.99 per share, vesting over a four-year period. In the event of Mr. Emery's termination without cause, he is entitled to the lesser of twenty-six (26) weeks pay or until he gains new employment.

   Patrick Fourteau. Ventiv Health, Inc. entered into an employment agreement with Patrick Fourteau on January 24, 2000, as amended on October 5, 2001. Mr. Fourteau's initial base salary under his employment agreement is $270,000. The Company granted him options to purchase 50,000 shares of common stock at an exercise price of $10.1875 per share, vesting over a four-year period. In the event of Mr. Fourteau's termination without cause, restrictions on 50% of his vested restricted shares lapse, and he is entitled to a severance payments of one-quarter of his annual salary, plus salary until he gains new employment up to another one-quarter of his annual salary. In the event of a change of control of the Company, Mr. Fourteau is entitled to a payment equal to his annual base salary, paid in two equal installments, subject to his continued employment and his not being terminated for any reason other than without cause.

   Leonard Vicciardo. Mr. Vicciardo's previous employment agreement with Health Products Research, Inc., a subsidiary of the Company, dated October 26, 1998, has expired. The Company entered into a new employment agreement with Mr. Vicciardo effective as of January 1, 2001. The terms of Mr. Vicciardo's new employment agreement include an annual base salary of $273,000, an annual bonus award based on certain performance measures, up to his then current base salary, the grant to Mr. Vicciardo of non-qualified options to purchase an aggregate of 12,000 shares of Common Stock at an exercise price $12.5625 per share, vesting over a four-year period. Under this employment agreement and previous agreements, the Company has granted Mr. Vicciardo non-qualified options to purchase an aggregate of 87,000 shares of Common Stock. Mr. Vicciardo's options will vest at the rate of 25% per year on each anniversary of the grant date, provided he is still employed by the Company on the applicable vesting date. Under the terms of the new employment agreement, in the event of Mr. Vicciardo's termination of employment without cause (as defined in his employment agreement), Mr. Vicciardo will be entitled to a severance payment equal to the lesser of the continuation of his base salary for a period of twenty six (26) weeks from the termination date or continuation of his base salary for a period from the termination date until he obtains new employment. In addition, in the event of a change of control (as defined in his employment agreement) of the Company, Mr. Vicciardo will be entitled to a payment equal to his annual base salary, paid in two equal installments, subject to his continued employment and his not being terminated for any reason other than without cause.

   Douglas E. Langeland. Ventiv Health, Inc. entered into an employment with Mr. Langeland on August 23, 2000. Mr. Langeland's initial base salary under his employment agreement is $175,000. The Company granted him options to purchase 22,000 shares of common stock at an exercise price of $13.0625 per share, vesting over a four-year period. In the event of Mr. Langeland's termination without cause, he is entitled to the lesser of thirteen (13) weeks pay or continuation of pay until he gains new employment.

   Gregory S. Patrick. In September 1999, the Company retained the services of Mr. Patrick as Chief Financial Officer. Under the terms of Mr. Patrick's employment agreement, he initially received an annual base salary of $250,000. He was also eligible for an annual bonus award based on certain performance measures, which was not to exceed $100,000. Under his employment agreement, the Company granted to Mr. Patrick non-qualified options to purchase an aggregate of 251,969 shares of Common Stock at an exercise price equal to $7.9375, the closing price of Common Stock on the distribution date. Mr. Patrick's options vested at the rate of 25% per year on each anniversary of the grant date. Mr. Patrick's employment agreement also provided for a grant of an aggregate of 125,984 shares of restricted Common Stock, 40% of which vested on the distribution date, with the remaining 60% vesting in equal increments over the next four years. The restricted stock grant provided for in his employment agreement prohibited Mr. Patrick from transferring any of his Common Stock for a period of four years after the distribution date. Furthermore, Mr. Patrick's employment agreement provided that he may borrow from the Company an amount necessary to pay any federal and state income taxes resulting from the restricted stock grant. On February 15, 2001, Mr. Patrick resigned as the Company's Chief Financial Officer. As a result, the unvested portion of his restricted shares (56,692 shares) and unvested stock options (188,976 shares) were cancelled.

   William C. Pollock. The Company entered into an amended employment agreement with Mr. Pollock dated as of January 29, 2001. Mr. Pollock's initial base salary under this employment agreement was $300,000. He was also eligible for an annual bonus award based on certain performance measures, of 0%-60% of his then current base salary. Pursuant to this employment agreement, the Company granted to Mr. Pollock non-qualified options to purchase an aggregate of 25,000 shares of Common Stock at an exercise price equal to the closing price of a share of Common Stock on January 29, 2001, the grant date. Under this employment agreement and previous agreements, the Company granted Mr. Pollock non-qualified options to purchase an aggregate of 75,000 shares of Common Stock. Mr. Pollock's options vested at the rate of 25% per year on each anniversary of the grant date, provided he is still employed by the Company on the applicable vesting date. Mr. Pollock's employment was terminated on August 18, 2001.

   Each of the employment agreements described above contains a non-competition commitment during the term of employment and for a period of 12 months after termination of employment. Additionally, each employment agreement contains a non-solicitation provision and provides for assignment by the employee to his employer of any work products developed by him during the term of his employment.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   During 2001, the Board of Directors was responsible for the establishment of the general compensation policies of the Company. Throughout 2001, Eran Broshy, the Chief Executive Officer of the Company, also served as a director of the Company. Mr. Broshy absented himself from all discussions relating to, and abstained from voting on, resolutions concerning his own compensation.

   On September 30, 1999, under a Secured Nonrecourse Promissory Note (the "Note"), the Company loaned Eran Broshy $500,000 for the purpose of acquiring shares of common stock of the Company. Mr. Broshy, in October 1999, purchased 45,000 shares of common stock of the Company (the "Pledged Shares"). Pursuant to the terms of the Note, Mr. Broshy may prepay on the loan at any time, or from time to time, but he must pay the $500,000, plus interest computed at the rate of 6% per annum, in full, on or before September 30, 2003. In connection with the Note, Mr. Broshy and the Company executed a Pledge and Security Agreement, whereby the Company received a first priority security interest in the Pledged Shares, the certificates representing the Pledged Shares, and all dividends, distributions, cash, instruments and other property or proceeds that may be received or distributed in respect of or in exchange for any or all of the Pledged Shares.

                     STOCKHOLDER RETURN PERFORMANCE GRAPH

   SEC rules require proxy statements to contain a performance graph comparing the performance of the Company's Common Stock against a broad market index and against either a published industry or line-of-business index or a group of peer issuers. The following graph compares the cumulative total return on a $100 investment in the Company's Common Stock against the cumulative total return on a similar investment in (i) the Total Return Index for The Nasdaq Stock Market (US) and (ii) Nasdaq Health Services Stocks. The graph assumes that all investments were made on September 23, 1999 (the date Ventiv's common stock began trading on a "when issued" basis) and are held through the year ended December 31, 2001 and that all dividends are reinvested on a daily basis.

                                     [CHART]

                                 Indexed Returns
                          Total Return To Shareholders
                          (Dividends reinvested daily)

  Ventiv Health vs. The Nasdaq Stock Market (US) vs. Nasdaq Health Services (Dividends reinvested daily)

                        9/23/99 9/30/99 12/31/99 3/31/00 6/30/00 9/29/00 12/29/00 3/31/01 6/30/01 9/29/01 12/31/01
                        ------- ------- -------- ------- ------- ------- -------- ------- ------- ------- --------
Ventiv Health, Inc..... $100.00 $109.72 $102.09  $111.81 $123.61 $140.28 $139.59  $170.89 $229.33 $ 45.11 $ 40.67
The Nasdaq Stock Market
 (US).................. $100.00 $ 99.78 $147.48  $165.52 $143.90 $132.41 $ 88.74  $ 66.24 $ 78.05 $ 54.16 $ 70.40
Nasdaq Health Services
 Stocks................ $100.00 $ 98.69 $ 97.17  $101.00 $103.07 $114.42 $133.21  $120.42 $144.69 $138.29 $141.81

   Returns for the Company's Common Stock depicted in the graph are not necessarily indicative of future performance.

   The above graph shall not have been deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than ten percent (10%) of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the Nasdaq National Market System. In addition, under
Section 16(a), trusts for which a reporting person is a trustee and a beneficiary (or for which a member of his immediate family is a beneficiary) may have a separate reporting obligation with regard to ownership of the Common Stock and other equity securities of the Company. Such reporting persons are required by rules of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) reports they file. Based solely upon a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers, directors and greater than ten percent (10%) beneficial stockholders, the Company believes that during the year ended December 31, 2001, no persons subject to the reporting requirements of Section 16(a) filed the required reports on a timely basis. All persons subject to the reporting requirements of Section 16(a) subsequently filed the requisite forms and reports to disclose reportable transactions.

                      APPOINTMENT OF INDEPENDENT AUDITORS

   Arthur Andersen LLP served as the Company's independent public accountants for the year ended December 31, 2001. The Audit Committee and the Board of Directors are currently reviewing the Company's audit needs and its goals for the performance of its independent public accountants. Although shareholder ratification of the selection of the Company's independent public accountants is not required, it has been the Company's practice to seek such ratification. In light of the fact that the Company's review of its audit needs is ongoing, the Board's selection of the independent accountants is not being submitted to shareholders for ratification this year but will be announced at the time the decision is made.

   A representative of Arthur Andersen LLP has been invited to be present at the Annual Meeting, to make a statement and respond to questions.

Audit Fees

   The following table sets forth the aggregate fees billed to the Company for the fiscal year ended December 31, 2001 by the Company's principal accounting firm, Arthur Andersen LLP:

                    Audit Fees.................... $594,930
                    Tax Preparation and Consulting $560,000

                 STOCKHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

   If a stockholder of the Company wishes to present a proposal for consideration for inclusion in the Proxy statement for the 2003 Annual Meeting, the proposal must be sent by certified mail-return receipt requested and must be received at the executive offices of the Company, c/o Ventiv Health U.S. Sales LLC, 200 Cottontail Lane, Vantage Court North, Somerset, NJ, 08873, no later than December 31, 2002. All proposals must conform to the rules and regulations of the Securities and Exchange Commission (the "SEC"). The SEC recently amended Rule 14a-4, which governs the use by the Company of discretionary voting authority with respect to other stockholder proposals. SEC Rule 14a-4(c)(1) provides that, if the proponent of a stockholder proposal fails to notify the Company at least forty-five (45) days prior to the month and day of mailing of the prior year's proxy statement, the proxies of the Company's management would be permitted to use their discretionary authority at the Company's next annual meeting of stockholders if the proposal were raised at the meeting without any discussion of the matter in the proxy statement. For purposes of the Company's 2003 Annual Meting of Stockholders, the deadline is March 16, 2003.

                                      PROXY
                               VENTIV HEALTH, INC.
                               200 Cottontail Lane
                              Vantage Court North
                           Somerset, New Jersey 08873

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Eran Broshy and John R. Emery as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent to vote as designated on the reverse side of this card, all of the shares of Common Stock of Ventiv Health, Inc. held of record by the undersigned on May 3, 2002 at the 2002 Annual Meeting of Stockholders to be held on June 19, 2002 or any adjournment or postponement thereof.

                         [TO BE SIGNED ON REVERSE SIDE.]

                       PLEASE RETAIN THIS ADMISSION TICKET
                                     for the
                         Annual Meeting of Stockholders
                                       of
                               VENTIV HEALTH, INC.
                                  JUNE 19, 2002
                             3:00 P.M., LOCAL TIME

IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THIS ANNUAL MEETING, WHETHER OR NOT YOU ATTEND THE ANNUAL MEETING IN PERSON. TO MAKE SURE YOUR SHARES ARE REPRESENTED, WE URGE YOU TO COMPLETE AND MAIL THE PROXY CARD BELOW.

IF YOU PLAN TO ATTEND THE 2002 ANNUAL MEETING OF STOCKHOLDERS, PLEASE MARK THE APPROPRIATE BOX ON THE PROXY CARD BELOW.

PRESENT THIS TICKET TO THE VENTIV HEALTH, INC. REPRESENTATIVE AT THE ENTRANCE TO THE MEETING ROOM.

                Please Detach and Mail in the Envelope Provided

A [X]  Please mark your
       votes as in this
       example.

                        FOR all                            WITHHOLD
                        nominees                     AUTHORITY to vote all
                     listed at right                nominees listed at right

   1.  ELECTION          [  ]                                [  ]
       OF DIRECTORS

Nominees: Daniel M. Snyder
          Eran Broshy
          Mortimer B. Zuckerman
          Fred Drasner
          A. Clayton Perfall
          Donald Conklin
          John R. Harris


INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list at right.


2 In their discretion, the proxies are authorized to vote on such other business as may properly come before the 2002 Annual Meeting.

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR proposals 1 and 2 and in the discretion of the proxies on such other business as may properly come before the 2002 Annual Meeting.


     Please mark, sign, date and return the proxy card promptly using the enclosed envelope.


                                                        Yes      No
Do you plan to attend the 2002 Annual Meeting?         [   ]    [  ]


Signature                     Signature                    Dated          , 2002
         --------------------          -------------------       ---------
                                        IF HELD JOINTLY


Note: Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.